UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☒	Definitive Information Statement

CHINA DIGITAL COMMUNICATION GROUP
(Name of Registrant As Specified In Charter)
______________________________

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

CHINA DIGITAL COMMUNICATION GROUP
A-3. Xinglian Industrial Zone
He Hua Ling Pingxin Road, Xin Nan Ping Hu Town
Longgang, Shenzhen China

To the Shareholders:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on August 20, 2009 (the “Record Date”), of shares of the common stock with voting power of China Digital Communication Group, a Nevada corporation (the “Company”), that our Board of Directors and a majority shareholder of approximately 88.39% of our capital stock  with voting power as of the Record Date have given written consent as of August 20, 2009, to approve the following:

To amend the Company’s Articles of Incorporation to change the Company’s name to “New Energy Systems Group.”

These actions were approved on August 20, 2009, by our Board of Directors and a shareholder who holds a majority of our issued and outstanding voting securities.  We anticipate an effective date of September 28, 2009, or as soon thereafter as practicable in accordance with applicable law, including the Nevada General Corporation Law (“NGCL”).

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the actions described above before they take place in accordance with the NGCL and Rule 14c of the Securities Exchange Act of 1934, as amended. This Information Statement is first mailed to you on or about September 8, 2009.

Please feel free to call us at (917) 573-0302 should you have any questions on the enclosed Information Statement.

Date: September 8, 2009	For the Board of Directors of CHINA DIGITAL COMMUNICATION GROUP

	By:	/s/ Fushun Li
Fushun Li
Chief Executive Officer and Director

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

CHINA DIGITAL COMMUNICATION GROUP
A-3. Xinglian Industrial Zone
He Hua Ling Pingxin Road, Xin Nan Ping Hu Town
Longgang, Shenzhen China

INFORMATION STATEMENT
(Definitive)

September 8, 2009

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $.001 per share (the “Common Stock”), of China Digital Communication Group, a Nevada Corporation (the “Company”), to notify such Stockholders that on or about August 20, 2009, the Company received written consents in lieu of a meeting of stockholders from 4 holders of 51,689,189 voting shares representing approximately 88.39% of the total voting stock of the Company to amend the Company’s Articles of Incorporation to change the Company’s name to “New Energy Systems Group.” Accordingly, your consent is not required and is not being solicited in connection with the approval.

On August 20, the Board approved the above actions, subject to approval by the Stockholders.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action taken. In addition, pursuant to the laws of Nevada, the actions taken by majority written consent in lieu of a special shareholder meeting do not create appraisal or dissenters’ rights.

Our board of directors determined to pursue shareholder action by majority written consent presented by our outstanding shares of stock entitled to vote in an effort to reduce the costs and management time required to hold a special meeting of shareholders and to implement the above action to our shareholders in a timely manner.

The above actions will become effective 20 days following the mailing to the Stockholders of the Definitive Information Statement, or as soon thereafter as is practicable.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND A PROXY.

OUTSTANDING VOTING SECURITIES OF THE COMPANY

As of the Record Date, the Company had 140,000,000 authorized shares of common stock, of which 5,446,062 were issued and outstanding.  In addition, we have 7,575,757 shares of Series A Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”) outstanding.  The Preferred Stock votes together as a single class with the Common Stock on all matters subject to stockholder approval and has voting power equal to seven (7) votes.  Collectively, the Common Stock and Preferred Stock shall be considered the “Voting Shares.”  The following chart shows the voting power for each class of stockholders as of August 26, 2009:

	Number of Shares Outstanding	Number of Votes per Class
Common Stock	5,446,062	5,446,062
Preferred Stock (7:1 Voting Rights)	7,575,757	53,030,299
Total		58,476,361

The consenting stockholders, who consist of 4 current stockholders of the Company, are collectively the record and beneficial owners of 51,689,189 voting shares, which represents approximately 88.39% of the issued and outstanding shares of the Company’s outstanding common stock and preferred stock that are entitled to vote.  The consenting stockholders voted in favor of the actions described by written consent, dated August 20, 2009. Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the shareholders and each share of Preferred Stock entitles the holder to seven (7) votes as discussed above.

The NGCL provides in substance that unless the Company’s Articles provides otherwise, Stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the Stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the NGCL, a vote by the holders of at least a majority of the voting shares is required to effect the action described herein.  As of the Record Date, the Company had 58,476,361 voting shares issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share. The consenting stockholders are the record and beneficial owners of a total of 408,890 shares of Common Stock and 7,325,757 shares of Preferred Stock, which represent approximately 88.39% of the total number of voting shares. The consenting stockholders voted in favor of the actions described herein in a written consent, dated August 20, 2009. No consideration was paid for the consent. The consenting stockholders’ name, affiliations with the Company and beneficial holdings are as follows:

Voting Shareholders	Affiliation	Number of Voting Shares	Percentage of Voting Shares
Jin Meibin	None	17,500,000	29.93%
Ruxiang Pan	None	15,909,089	27.21%
Huoqing Yang	None	18,100,100	30.59%
United Private Equity Limited	None	180,000	0.31%
Total		51,689,189	88.39%

ACTION: TO CHANGE THE COMPANY’S NAME TO “NEW ENERGY SYSTEMS GROUP”

On August 20, 2009, our Board of Directors approved, subject to receiving the approval of the holder of a majority of our outstanding capital stock, an amendment and restatement of our Articles of Incorporation (the “Restated Articles”), to change our name to “New Energy Systems Group” to more accurately reflect our business operations. The majority stockholders approved the Restated Articles pursuant to a written consent dated as of August 20, 2009. The proposed Restated Articles is attached hereto as Appendix A. The Restated Articles effecting the name change will become effective following filing with the Secretary of State of the State of Nevada, which will occur promptly following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date.

The Restated Articles have been adopted based on the change of business of the Company. We will develop toward to the new energy products such as battery (green and more environment protection), solar energy products. These kinds of products will become our major business. Therefore, our Board of Directors has determined that the change of our name to “New Energy Systems Group” is in the best interest of our stockholders and will more accurately reflect, and allow us to engage in, our new business operations as described above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following Table sets forth the securities ownership information as of August 26, 2009, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company’s Common and Preferred Stock, (ii) each director of the Company, (iii) each person intending to file a written consent to the adoption of the action described herein, and (iv) all directors, and executive officers of the Company as a group.  This information as to beneficial ownership was furnished to the Company by or on behalf of each person named.

	Title of Class, Amount, Nature and Percentage of Beneficial Ownership(1)
	Common Stock(2)		Series A Convertible Preferred Stock (3)		Percent of Combined Voting Power of All Classes (4)
Name and Address of Beneficial Owner	No. of Shares	Percent of Class	No. of Shares	Percent Of Class
Jn Meibin (5)	0	0	2,500,000	33%	29.93%
Ruxiang Pan (5)	0	0	2,272,727	30%	27.21%
Huoqiang Yang (5)	228,890	4.20%	2,553,030	33.7%	30.95%
United Private Equity Limited (5)(6)	180,000	3.31%	0	0	0.31%
Fushun Li (5) (7)	0	0	0	0	0
Junfeng Chen (5) (8)	0	0	0	0	0
All executive officers and directors, as a group (2 persons)	0	0	0	0	0
All voting shareholders as a group (4 persons)	408,890	7.51%	7,325,757	96.7%	88.39%

(1)
Unless otherwise indicated, the persons or entities identified herein have sole voting and investment power with respect to the shares shown as beneficially held by them, subject to community property laws where applicable.

(2)
Applicable percentage of ownership is based on 5,446,062 shares of Common Stock outstanding as of August 26, 2009. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Act of 1934 and generally includes voting or investment power with respect to such securities. Shares of Common Stock subject to securities exercisable for or convertible into shares of Common Stock that are currently exercisable or exercisable within sixty (60) days are deemed to be beneficially owned by the person holding such options, warrants, rights, conversion privileges or similar obligations, for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Applicable percentage ownership is based on 7,575,757 shares of Preferred Stock outstanding as of August 26, 2009.

(4)
Applicable percentage of combined voting power is based on (i) 5,446,062 shares of Common Stock, and (ii) 7,575,757 shares of Series A Convertible Preferred Stock, which votes together as a single class with the Common Stock on all matters subject to stockholder approval and has voting power equal to seven (7) votes of Common Stock.

(5)	The address is c/o China Digital Communication Group, A-3. Xinglian Industrial Zone, He Hua Ling Pingxin Road, Xin Nan Ping Hu Town, Longgang, Shenzhen China.

(6)	Yibo Sun is the CEO of United Private Equity Limited and therefore has voting and dispositive control over securities held by United Private Equity Limited.

(7)	Mr. Li is our Chief Executive Officer and Director.

(8)	Mr. Chen is our Chief Financial Officer.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

NO DISSENTER’S RIGHTS

The Stockholders have no right under the Nevada General Corporation Law, the Articles consistent with above or by-laws to dissent from any of the provisions adopted in the Amendments.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on September 28, 2009.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on September 28, 2009, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the above actions will not become effective until at least 20 calendar days after the mailing of the Definitive Information Statement.

This Information Statement is being mailed on or about September 8, 2009 to all Stockholders of record as of the Record Date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Date: September 8, 2009	For the Board of Directors of CHINA DIGITAL COMMUNICATION GROUP

	By:	/s/ Fushun Li
Fushun Li
Chief Executive Officer and Director

APPENDIX A

ROSS MILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4069 (775) 684-5708 Website: secretaryofstate.biz

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporation
Pursuant to NRS 78.385 and 78.390 - (After issuance of Stock)

1. Name of the corporation:
China Digital Communication Group

2. The articles have been amended as follows (provide article number if available):
The Board of Directors has authorized and approved the corporation changing its name to New Energy Systems Group.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power or such greater proportion of the voting power as may be required in the case of a vote by classes or series , or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:    88.39% or 51,689,189shares

4. Effective date of filing (optional):

5. Officer signature (required): X /s/

*if any proposed amendment would alter or change any preference or any relative to other right given to any class or series of outstanding shares, then the amendment must be approved by the vote. In addition to the affirmative vote otherwise required of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees ay cause this filing to be rejected.

This form must be accompanied by appropriate fees